                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: May 15, 2000

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
               --------------------------------------------------
                  (Originator of the Trust referred to herein)


                        CHASE MANHATTAN AUTO TRUST 1998-C
                      -------------------------------------
                                    (Issuer)
           (Exact name of the registrant as specified in its charter)


  United States                       333-36939                 22-2382028
------------------                 -------------------    ---------------------
(State or other jurisdiction       (Commission Filed       (IRS Employer
of incorporation)                  Number)                 Identification No.)


                  802 Delaware Avenue, Wilmington, Delaware         19801
                  -----------------------------------------       ----------
                  (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033

Item 5.     Other Events:

      Chase Manhattan Auto Owner Trust 1998-C is the issuer of four classes of Asset Backed Notes and a single class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of June 1, 1998, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as seller and as servicer, and Chase Manhattan Owner Trust, as issuer.

      On May 15, 2000, Chase USA, as servicer, distributed monthly interest to the holders of the notes and certificates. Chase USA furnished a copy of the monthly Statement to Certificateholders for each of the series as required by the Sale and Servicing Agreement. A copy of the monthly Statement to Certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).  Exhibits

            Exhibits          Description
            --------          -----------

            20.1 Monthly Statement to Certificateholder with respect to the May 15, 2000 distribution.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 24, 2000

                                    By: THE CHASE  MANHATTAN  BANK,  USA,
                                    NATIONAL ASSOCIATION
                                    as Servicer


                                    By:  /s/ Patricia Garvey
                                    ----------------------------
                                    Name:  Patricia Garvey
                                    Title: Vice President

                                      INDEX TO EXHIBITS
                                      -----------------

Exhibit No.                           Description
-----------                           -----------

20.1                                  Statement to Certificateholders dated
                                      5/15/2000 delivered pursuant to Section
                                      5.8 of the Sale and Servicing Agreement
                                      dated as of June 1, 1998.

Chase Manhattan Auto Owner Trust 1998-C
                         Statement to Certificateholders
                                   May 15 2000
                             DISTRIBUTION IN DOLLARS

                 ORIGINAL            PRIOR                                                                              CURRENT
                    FACE           PRINCIPAL                                                   REALIZED   DEFERRED     PRINCIPAL
 CLASS             VALUE           BALANCE        PRINCIPAL        INTEREST         TOTAL        LOSES    INTEREST      BALANCE
A1           258,000,000.00              0.00             0.00            0.00           0.00      0.00      0.00             0.00
A2           195,000,000.00              0.00             0.00            0.00           0.00      0.00      0.00             0.00
A3           325,000,000.00    178,887,695.02    20,685,064.00      864,623.86  21,549,687.86      0.00      0.00   158,202,631.02
A4           283,900,000.00    283,900,000.00             0.00    1,384,012.50   1,384,012.50      0.00      0.00   283,900,000.00
B1            32,889,211.45     22,339,346.36       639,744.25      111,696.73     751,440.98      0.00      0.00    21,699,602.11
TOTALS     1,094,789,211.45    485,127,041.38    21,324,808.25    2,360,333.09  23,685,141.34      0.00      0.00   463,802,233.13

    FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                   PASS-THROUGH RATES
                    PRIOR                                                       CURRENT                         CURRENT
                  PRINCIPAL                                                    PRINCIPAL          CLASS        PASS THRU
 CLASS             FACTOR      PRINCIPAL      INTEREST         TOTAL            FACTOR                            RATE
A1              0.00000000     0.00000000     0.00000000     0.00000000       0.00000000          A1           5.588000 %
A2              0.00000000     0.00000000     0.00000000     0.00000000       0.00000000          A2           5.747000 %
A3            550.42367698    63.64635077     2.66038111    66.30673188     486.77732622          A3           5.800000 %
A4          1,000.00000000     0.00000000     4.87500000     4.87500000   1,000.00000000          A4           5.850000 %
B1            679.23022095    19.45149250     3.39615105    22.84764355     659.77872844          B1           6.000000 %
TOTALS        443.12369569    19.47846035     2.15597036    21.63443071     423.64523534

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Kimberly  Costa
The Chase Manhattan Bank - Structured Finance Services
450 W. 33rd Street, 14th Floor,
New York, New York 10001
Tel: (212) 946-3247
Email: kimberly.k.costa@chase.com

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1998-C

                                   May 15 2000
                         STATEMENT TO CERTIFICATEHOLDERS

                                                                       Due Period                                  23
                                                                       Due Period Beginning Date             04/01/00
                                                                       Due Period End Date                   04/30/00
                                                                       Determination Date                    05/10/00

Section 5.8(iii)            Servicing Fee                                                                  404,272.53
Section 5.8(iii)            Servicing Fee per $1000                                                        0.36926974

Section 5.8(iv)             Administration Fee                                                               1,000.00
Section 5.8(iv)             Administration Fee per $1000                                                   0.00091342

Section 5.8(vi)             Pool Balance at the end of the Collection Period                           463,802,233.13

Section 5.8(vii)            Repurchase Amounts for Repurchased Receivable
                            By Seller                                                                            0.00
                            By Servicer                                                                     95,824.33
                            TOTAL                                                                           95,824.33

Section 5.8(viii)           Realized Net Losses for Collection Period                                      211,796.34

Section 5.8(ix)             Reserve Account Balance after Disbursement                                  13,914,066.99

Section 5.8(x)              Specified Reserve Account Balance                                           13,914,066.99

Section 5.8(xi)             Total Distribution Amount                                                   24,467,040.58
                            Servicing Fee                                                                  404,272.53
                            Administration Fee                                                               1,000.00
                            Noteholders Distribution Amount                                             22,933,700.36

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1998-C

                                   May 15 2000


                            Certficateholders Distribution Amount                                          751,440.98
                            Deposit to Reserve Account                                                     376,626.71


                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION